LETTER OF TRANSMITTAL
                       INTEGRATED HEALTH SERVICES, INC.
            To Tender 10 1/4 % Senior Subordinated Notes due 2006 In Exchange for 10 1/4 % Senior Subordinated Notes due 2006, Series A

           THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
            5:00 P.M., NEW YORK CITY TIME, ON __________ __, 1996,
                         UNLESS THE OFFER IS EXTENDED


To Signet Trust Company (the "Exchange Agent")

By Registered or Certified Mail:          By Facsimile Transmission (for        By Overnight Mail or Hand:
Signet Trust Company 7 St. Paul Street    Eligible Institutions Only): (410)    Signet Trust Company 7 St. Paul Street
6th Floor, Corporate Trust Department     752-8642 Confirm: (410) 332-5857      6th Floor, Corporate Trust Department
Baltimore, MD 21202                       Attention: Diane TenHoopen            Baltimore, MD 21202
Attention: Diane TenHoopen                                                      Attention: Diane TenHoopen

   Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

   The undersigned hereby acknowledges receipt of the Prospectus dated ___________ __, 1996 (the "Prospectus") of Integrated Health Services, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10 1/4 % Senior Subordinated Notes due 2006, Series A (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 10 1/4 % Senior Subordinated Notes due 2006 (the "Old Notes"). The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that (i) the New Notes have been registered under the Securities Act and, therefore, will not bear legends restricting the transfer thereof and (ii) holders of New Notes will not be entitled to certain rights of holders of Old Notes under the Registration Rights Agreement. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on __________ __, 1996, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

   Holders who wish to tender their Old Notes must, at a minimum, fill in the necessary account information in the table below entitled "Account Information" (the "Account Information Table"), complete columns (1) through (3) in the table below entitled "Description of Old Notes Tendered" (the "Description Table") and complete and sign in the box below entitled "SIGN HERE." If a holder wishes to tender less than all of such Old Notes delivered to the Exchange Agent, column
(4) of the Description Table must be completed in full. See Instruction 3.

   The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned agrees to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

   PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

   YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT OR THE COMPANY. SEE INSTRUCTION 9.

   List below the Old Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

                                              DESCRIPTION OF OLD NOTES TENDERED
                                                                             (3)
                                                                     Aggregate Principal             (4)
                      (1)                              (2)                 Amount              Principal Amount
Name(s) and Address(es) of Registered Holder(s)    Registration        Represented by              Tendered
(Please fill in)..............................       Numbers*            Old Notes**         (if less than all)**

- ----------------------------------------------  ----------------  -----------------------  ----------------------
- ----------------------------------------------  ----------------  -----------------------  ----------------------
- ----------------------------------------------  ----------------  -----------------------  ----------------------
- ----------------------------------------------  ----------------  -----------------------  ----------------------
- ----------------------------------------------  ----------------  -----------------------  ----------------------
                                                Total
- ----------------------------------------------  ----------------  -----------------------  ----------------------

 * Need not be completed by book-entry Holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

   This Letter of Transmittal is to be used (i) if certificates of Old Notes are to be forwarded herewith, (ii) if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus or (iii) if tender of the Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

   The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

   o CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution
                             ---------------------------------------------------

   o  The Depository Trust Company

Account Number                      Transaction Code Number
               --------------------                        ---------------------

   Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures". See Instruction 2.

   o CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
Name of Eligible Institution that Guaranteed Delivery

                                      ------------------------------------------
   If delivered by book-entry transfer:
Account Number                      Transaction Code Number
               --------------------                        ---------------------

   o CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name                                 Address
    -------------------------------          -----------------------------------

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated above in exchange for a like principal amount of the New Notes. Subject to, and effective upon, the acceptance for exchange of such Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that (a) it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes; and (b) when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

   The undersigned is the registered owner of all tendered Old Notes and the undersigned represents that it has received from each beneficial owner of tendered Old Notes ("Beneficial Owners'") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

   The undersigned understands that, subject to the terms and conditions of the Exchange Offer, Old Notes properly tendered and not withdrawn will be exchanged for New Notes. If any amount of tendered Old Notes is not exchanged for any reason, or if certificates are submitted that evidence a greater principal amount of Old Notes than the principal amount to be tendered, such unexchanged Old Notes or Old Notes for untendered amounts, as the case may be, will be returned, without expense, to the undersigned, either to the book-entry transfer facility account from which tender was effected or to the address below if Old Notes were tendered in physical form.

   The undersigned hereby represents to the Company that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes. If the undersigned or the person receiving the New Notes covered hereby is a broker-dealer that is receiving the New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the New Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co., Incorporated (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the New Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

   The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Notes or the New Notes.

   The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

   TENDERS OF OLD NOTES MADE PURSUANT TO THE EXCHANGE OFFER MAY NOT BE WITHDRAWN AFTER 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. A PURPORTED NOTICE OF WITHDRAWAL WILL BE EFFECTIVE ONLY IF DELIVERED TO THE EXCHANGE AGENT IN ACCORDANCE WITH THE SPECIFIC PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER -- WITHDRAWAL OF TENDERS."

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date only in accordance with the procedures set forth in the Instructions contained in the Letter of Transmittal and the Prospectus.

   Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

SPECIAL REGISTRATION INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the New Notes     To be completed ONLY if the  Notes are
are to be issued in the name of           to be sent to someone other  than  the
someone other than the undersigned.       undersigned, or to the  undersigned at
Issue New Note to:                        an address other than that shown under
                                          "Description  of  Old  Notes  Tendered
Name                                      Hereby."
     --------------------------------     Mail New Notes to:
Address:
        -----------------------------     Name:
                                               ---------------------------------
        -----------------------------
              (Please print or type)      Address:
                                                  ------------------------------

                                                  ------------------------------
                                                       (Please Print or type)

REGISTERED HOLDER(S) OF OLD NOTES SIGN HERE
In addition, complete Substitute Form W-9
Below)
X
  --------------------------------------------
X
  --------------------------------------------
     (Signature(s) of Registered Holder(s))

   Must  be  signed  by  registered  holder(s)
exactly as name(s)  appear(s) on the Old Notes
or on a security position listing as the owner
of the Old Notes or by person(s) authorized to
become   registered   holder(s)   by  properly
completed bond powers transmitted herewith. If
signature  is  by  attorney-in-fact,  trustee,
executor, administrator,  guardian, officer of
a  corporation  or other  person  acting  in a
fiduciary   capacity,   please   provide   the
following  information
(Please print or type):

Name and Capacity (full  title):
                                --------------
Address (including zip):
                        ----------------------
Area Code and Telephone Number:
                              ----------------
Dated:
      ----------------------------------------

Signature   Guarantee   (If   required  -- See
Instruction 4)

Authorized Signature:
                   ---------------------------
(Signature  of   Representative  of  Signature
Guarantor)

Name and Title:
               -------------------------------
Name of Firm:
              --------------------------------
Area Code and Telephone Number:
                               ---------------
           (Please print or type)

Dated:
      ----------------------------------------

                                 INSTRUCTIONS
                        FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER

    1.Delivery of this Letter of Transmittal and Old Notes.

   All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents is at the election and risk of the Holder, and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

   Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

    2.Guaranteed Delivery Procedures.

   Holders who wish to tender their Old Notes, but whose Old Notes are not immediately available and thus cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

   (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

   (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

   (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

   Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

    3.Partial Tenders; Withdrawals.

   Tenders of Old Notes will be accepted only in integral multiples of $1,000. The aggregate principal amount of all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in the Description Table. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered (if less than all)" in the Description Table. A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. Book-entry transfer to the Exchange Agent should be made in the exact principal amount of Old Notes tendered.

   Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the registration number(s) and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must also comply with the Depository Trust Company's procedures. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

    4. Signature  on  This  Letter  of  Transmittal;  Written  Instruments   and
Endorsements; Guarantee of Signatures.

   If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

   If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

   Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

   If this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes (which term, for the purposes described herein, shall include a participant in the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

   Only a Holder in whose name tendered Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered Holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Notes who is not the registered Holder must arrange promptly with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered Holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

   If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

    5.Special Registration and Delivery Instructions.

   Tendering Holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

   If no instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Notes or deposited at such Holder's account at the Book-Entry Transfer Facility.

    6.Transfer Taxes.

   The Company shall pay or cause to be paid all security transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

   Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

    7.Waiver of Conditions.

   The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

    8.Mutilated, Lost, Stolen or Destroyed Old Notes.

   Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    9.Requests for Assistance or Additional Copies.

   Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 Attention: Marc B. Levin, Executive Vice President
- -- Investor Relations (telephone: (410) 998-8400).

   10.Validity and Form.

   All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

   11.Substitute Form W-9.

   Federal income tax laws require each tendering Holder to provide the Company with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate whether or not the Holder is subject to backup withholding by checking the box in Part 2 of the Form. Failure to provide the information on the Form or to check the box in Part 2 of the Form may subject the tendering Holder to 31% Federal income tax withholding on the payments made to the Holder. The box in
Part 3 of the Form may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Holder is not provided with a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to the Company.

   IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with Old Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                          IMPORTANT TAX INFORMATION

   The Federal income tax discussion set forth below is included for general information only. Each Holder is urged to consult a tax advisor to determine the particular tax consequences to it (including the application and effect of foreign, state and local tax laws) of the offer. Certain Holders (including insurance companies, tax exempt organizations and foreign tax payors) may be subject to special rules not discussed below. The discussion does not consider the effect of any applicable foreign, state and local tax laws. Under Federal income tax law, a Holder tendering Old Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Tax Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Old Notes may be subject to backup withholding.

   Certain Holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A corporation, however, must complete the Substitute Form W-9, including providing its TIN and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

   If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a Holder with respect to Old Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

What Number to Give the Exchange Agent

   Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Old Notes. If Old Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

Certificate of Awaiting Tax Identification Number

   If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the box in
Part 3 on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

                          Payor's Name: Signet Trust Company
                  This Substitute Form W-9 Must Be Completed and Signed

   Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding.


  SUBSTITUTE                        PART 1 -- PLEASE  PROVIDE  YOUR  TIN IN THE BOX AT RIGHT AND                 SOCIAL SECURITY
   FORM W-9                         CERTIFY BY SIGNIFY AND  DATING  BELOW.                                          NUMBER OR
DEPARTMENT OF THE TREASURY                                                                                           EMPLOYER
INTERNAL REVENUE SERVICE            PART 2 -- CHECK  THE  BOX IF YOU ARE NOT  SUBJECT  TO BACKUP                  IDENTIFICATION
                                    WITHHOLDING UNDER THE PROVISIONS OF SECTION 3406(a)(1)(C) OF                      NUMBER
                                    INTERNAL  REVENUE   CODE  BECAUSE  (1)  YOU  HAVE  NOT  BEEN
                                    NOTIFIED  THAT  YOU  ARE  SUBJECT TO BACKUP WITHHOLDING AS A
                                    RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR (2)
                                    THE INTERNAL REVENUE SERVICE  HAS  NOTIFIED YOU THAT YOU ARE
                                    NO LONGER SUBJECT TO BACKUP WITHHOLDING.
                                    ------------------------------------------------------------
                                    CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
                                    THE  INFORMATION  PROVIDED  ON THIS FORM IS TRUE, CORRECT AND
                                    COMPLETE.                                                                       PART 3 --
PAYER'S REQUEST FOR TAXPAYER        SIGNATURE:                                  DATED:
IDENTIFICATION NUMBER ("TIN")                 --------------------------------         ----------               AWAITING TIN [ ]
- -------------------------------     -----------------------------------------------------------------  -----------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING OF 31% OF ANY CASH
      PAYMENTS  MADE TO YOU.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN  PART  3  OF  SUBSTITUTE
      FORM W-9.
- ----------------------------------------------------------------------------------------------------
              CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.


- -----------------------------------------            -----------------, 1996
               SIGNATURE                                   DATE